UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.__)

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☒	Definitive proxy statement

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PRIMEENERGY RESOURCES CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS OF

PrimeEnergy Resources Corporation

TO BE HELD ON

June 10, 2026

Notice is hereby given that the Annual Meeting of Stockholders (the “Annual Meeting”) of PrimeEnergy Resources Corporation (the “Company”) will be held on Wednesday, June 10, 2026, at 9:00 a.m., CDT, at the offices of the Company at 9821 Katy Freeway, Houston, Texas 77024, for the following purposes:

1.   To elect the five (5) director nominees named in this proxy statement (the “Proxy Statement”), each to hold office until the next annual meeting of stockholders and until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation or removal; and

2.   To transact such other business as may properly be brought before the Annual Meeting or at any adjournment or postponement thereof.

The Annual Meeting may be adjourned or postponed from time to time without other notice than by announcement at the Annual Meeting, or at any adjournment or postponement thereof, and any and all business for which the Annual Meeting is hereby noticed may be transacted at any such adjournment or postponement.

The Board of Directors has fixed April 23, 2026, as the date for the taking of a record of the stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof.

Enclosed is a form of proxy solicited by the Board of Directors of the Company. Stockholders who do not plan to attend the Annual Meeting in person are requested to date, sign and return the enclosed proxy in the enclosed self-addressed envelope, to which no postage need be affixed if mailed in the United States. Your proxy may be revoked at any time before it is exercised and will not be used if you attend the Annual Meeting and prefer to vote in person.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ VIRGINIA M. FORESE
Virginia M. Forese
Corporate Secretary

April 24, 2026

Important Notice Regarding Internet Availability of

Proxy Materials for the Annual Meeting of Stockholders

to be held on June 10, 2026

The Proxy Statement and other proxy materials for this Annual Meeting and the Company’s 2025 Annual Report to Stockholders are available at www.proxydocs.com/PNRG

PROXY STATEMENT

PrimeEnergy Resources Corporation

9821 Katy Freeway

Houston, Texas 77024

PROXY STATEMENT

Solicitation by the Board of Directors of Proxies from

Stockholders for Annual Meeting of Stockholders

June 10, 2026

GENERAL INFORMATION

The Board of Directors of PrimeEnergy Resources Corporation, a Delaware corporation (hereinafter called the “Company”) solicits your proxy in the enclosed form which, if you do not plan to attend the Annual Meeting of Stockholders of the Company (the “Annual Meeting”) on Wednesday, June 10, 2026, you are requested to fill out, sign as indicated and return to the Company in the enclosed self-addressed envelope, which requires no postage if mailed in the United States. The approximate date on which the proxy statement (the “Proxy Statement”) and form of proxy will be sent to security holders is April 30, 2026.

Proxies are being solicited by mail and all expenses of solicitation have been or will be borne by the Company. In addition, arrangements may be made with brokerage houses and other custodians, nominees, and fiduciaries to send proxies and proxy materials to their principals and the Company will reimburse them for their expenses in so doing.

Only stockholders of record at the close of business on April 23, 2026 (the “Record Date”), are entitled to vote at the 2026 Annual Meeting and any adjournment or postponement thereof. There were 1,618,000 shares of common stock (“Common Stock”) outstanding on the Record Date. Each holder of Common Stock is entitled to vote on the proposals presented in this Proxy Statement for each share held, each share entitling the record holder thereof to one vote. For a period of ten days prior to the Annual Meeting, a complete list of stockholders entitled to vote at the annual meeting will be available for inspection by stockholders of record during ordinary business hours at the Company’s principal place of business and will be available for inspection during the Annual Meeting.

Matters To Be Voted On At The Annual Meeting

There is one (1) proposal scheduled to be voted on at the Annual Meeting. Stockholders are being asked to vote on the election of five (5) directors to the Board of Directors of the Company.

Vote Required

All shares of the Company represented by proxies received in time and in proper form and condition and not revoked will be voted as specified in the proxy; or in the absence of specific direction, the proxy will be voted by the person designated therein:

FOR the election as Directors of the Company of the five (5) nominees named herein, to hold office until the next annual meeting of stockholders and until their respective successors shall be duly elected and qualified, or until his or her earlier death, resignation or removal;

In the event any of the nominees should become unable to serve as a Director, it is intended that pursuant to the accompanying form of proxy, votes will be cast for a substitute nominee designated by the Board of Directors.

Each Director is elected by a plurality of the votes cast. “Plurality” means that the five (5) director nominees who receive the largest number of votes cast “FOR” such nominees are elected as Directors. Abstentions and broker non-votes shall not be counted for the purposes of the election of Directors. A “broker non-vote” occurs when a nominee (such as a broker) holding shares for a beneficial owner abstains from voting on a particular proposal because the nominee does not have discretionary voting power for that proposal and has not received instructions from the beneficial owner on how to vote those shares. All other matters shall be decided by the vote of the holders of a majority of the total number of votes of the Company’s capital stock present at the Annual Meeting in person or represented by proxy and entitled to vote on such question, voting as a single class. Abstentions will be counted as a vote against proposals other than the election of Directors, and broker non-votes will not be counted.

The Company’s transfer agent will tabulate all votes that are received prior to the date of the Annual Meeting. The Company will appoint two inspectors of election, who may be officers or employees of the Company, to receive the transfer agent’s tabulation, to tabulate all other votes, and to certify the results of the elections.

Quorum

No business may be transacted at the Annual Meeting unless a quorum is present. Holders of a majority of the Company’s capital stock issued and outstanding and entitled to vote at the Annual Meeting, present in person or represented by proxy, will constitute a quorum for the transaction of business to be considered at the Annual Meeting. Abstentions will, and broker non-votes will not, be included in determining whether a quorum is present.

Management of the Company knows of no matters to be submitted to the Annual Meeting with respect to which stockholders are entitled to vote other than the election of Directors, but if any other matters do properly come before the Annual Meeting, it is intended that the persons named in the enclosed proxy will vote in accordance with their best judgment on such matters.

Voting of Proxies by Stockholders of Record

If you were a stockholder of record of the Company’s Common Stock at the close of business on the Record Date, a proxy is enclosed for your use. The Company requests that you vote your shares as promptly as possible by submitting your proxy by mail by using the enclosed self-addressed envelope, which requires no postage if mailed in the United States. When the accompanying proxy is returned properly executed, the shares of the Company’s Common Stock represented by it will be voted at the Annual Meeting in accordance with the instructions contained in the proxy. If a proxy is returned without an indication as to how the shares of the Company’s Common Stock represented are to be voted with regard to a particular proposal, the shares represented by the proxy will be voted in accordance with the recommendation of the Company’s Board of Directors and, therefore, “FOR” the election of the five (5) director nominees named herein.

Voting in Person

If you plan to attend the Annual Meeting and wish to vote in person, you will be given a ballot at the Annual Meeting. If you are a registered stockholder, please be prepared to provide proper identification, such as a driver’s license, at the Annual Meeting. If your shares are held in “street name,” you must bring to the Annual Meeting a proxy executed in your favor from the record holder (your broker, bank or other nominee) of the shares authorizing you to vote at the Annual Meeting.

Shares Held in Street Name

If you hold shares of the Company’s Common Stock through a broker, bank or other nominee, you are considered the “beneficial holder” of the shares held for you in what is known as “street name.” The “record holder” of such shares is your broker, bank or other nominee, and not you, and you must provide the record holder of your shares with instructions on how to vote your shares. Please follow the voting instructions provided by your broker, bank or other nominee. Please note that you may not vote shares held in street name by returning a proxy directly to the Company or by voting in person at the Annual Meeting unless you have a “legal proxy,” which you must obtain from your broker, bank or other nominee. Furthermore, brokers, banks or other nominees who hold shares of the Company’s Common Stock on behalf of their customers may not give a proxy to the Company to vote those shares without specific instructions from their customers. If you are a stockholder of the Company and you do not instruct your broker, bank or other nominee on how to vote your shares, your broker, bank or other nominee may not vote your shares on the one proposal that is scheduled to be voted on at the Annual Meeting.

Revocation of Proxy

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised by notice (1) in person by the stockholder’s oral revocation at the Annual Meeting or (2) in writing to the Company at 9821 Katy Freeway, Houston, Texas 77024 (Attention: Corporate Secretary), if the proxy has been executed and returned. Your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the Annual Meeting or specifically request that your prior proxy be revoked.

Please note, however, that if your shares are held of record by a brokerage firm, bank, broker-dealer, or other nominee, you must instruct your broker, bank, or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank, or other nominee.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the number and percentage of shares of the Common Stock of the Company owned beneficially by any person, including any “group” as that term is defined in Section 12d(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), known to the Company to be the beneficial owner of more than five percent (5%) of the Common Stock, as of April 23, 2026. Information as to beneficial ownership is based upon statements furnished to the Company by such persons. Except as indicated, all shares are held directly, with full voting and dispositive powers, and percentages are calculated on the basis of the shares issued and outstanding, and with respect to those named persons holding options presently exercisable or within 60 days of April 23, 2026, includes the number of shares to be issued upon exercise of such options.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class

Robert de Rothschild	200,417(1)	12.39%
224 Bahama Lane, Palm Beach, Florida 33480

Charles E. Drimal, Jr.	1,323,070(2)	57.14%
9821 Katy Freeway Houston, Texas 77024

Clint Hurt	103,737(3)	6.41%
1701 Illinois Street Midland, Texas 79701

(1)

Includes 200,417 shares as to which Amrace, Inc. and Robert de Rothschild has shared voting and investment power. Robert de Rothschild disclaims beneficial ownership except to the extent of his pecuniary interest in the shares.

(2)

Includes 520,644 shares as to which Mr. Drimal has sole voting and investment power, 697,500 shares subject to options, all presently exercisable, and 104,926 shares as to which Mr. Drimal has sole voting power pursuant to voting agreements.

(3)

Includes 300 shares as to which Mr. Hurt has sole voting and investment power and 103,437 shares of record held by Clint Hurt & Associates, Inc., a private company controlled by Mr. Hurt as to which Mr. Hurt has sole voting and investment power.

The following table sets forth information at April 23, 2026, with respect to the shares of the Company’s Common Stock beneficially owned by the Directors and the executive officers of the Company, individually, and as a group:

Name	Amount Beneficially Owned(1)	Percent of Class(1)
Beverly A. Cummings	75,000(2)	4.44%
Charles E. Drimal, Jr.	1,323,070(3)	57.14%
H. Gifford Fong	54,352	3.36%
Thomas S. T. Gimbel	1,000	0.06%
Clint Hurt	103,737(4)	6.41%
All Directors and executive officers as a group (5 persons)	1,557,159(2)(3)(4)	65.28%

(1)

Unless otherwise indicated, all shares are owned directly and the holder thereof has sole voting and investment powers with respect thereto, and percentages are calculated on the basis of the shares issued and outstanding, and with respect to those persons, or group, holding options presently exercisable or within 60 days, includes the number of shares to be issued upon exercise of such options.

(2)	Includes 5,000 shares as to which Ms. Cummings has shared voting and investment power and 70,000 shares subject to options, all presently exercisable.
(3)

Includes 520,644 shares as to which Mr. Drimal has sole voting and investment power, 697,500 shares subject to options, all presently exercisable, and 104,926 shares as to which Mr. Drimal has sole voting power pursuant to voting agreements.

(4)

Includes 300 shares as to which Mr. Hurt has sole voting and investment power and 103,437 shares held of record by Clint Hurt & Associates, Inc., a private company controlled by Mr. Hurt as to which Mr. Hurt has sole voting and investment power.

Certain Related Person Transactions

There were no transactions during the year ended December 31, 2025 that were required to be disclosed under Item 404(a) of Regulation S-K.

ELECTION OF DIRECTORS

PROPOSAL NO. 1

Directors and Nominees

The Board of Directors has nominated for election as Directors at the Annual Meeting, the five (5) nominees whose names, together with biographical information and information concerning their qualifications, business experience and skills are set forth below. All of the nominees were elected to their present term of office by the stockholders at the annual meeting last year and are presently serving as Directors of the Company. Each of the nominees has consented to serve as a director, if elected, and has served continuously as a Director since the date indicated below and his or her present term will expire at the Annual Meeting. All of the nominees are proposed for election for a one-year term expiring in 2027 and until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation or removal. Three of the nominees for Directors qualify as independent directors within the meaning of applicable regulatory standards. There is no family relationship between any nominee for Director or the executive officers of the Company. In the event any of the nominees shall become unable to serve as a Director, it is intended that the proxy will be voted for a substitute nominee designated by the Board of Directors. Currently, the Board of Directors is not aware of any circumstance that would render any nominee unavailable to serve as a director of the Company’s Board of Directors. Each Director is elected by a plurality of the votes cast. “Plurality” means that the five (5) director nominees who receive the largest number of votes cast “FOR” such nominees are elected as Directors.

Beverly A. Cummings - Director since February 1988

Beverly A. Cummings, age 73, has served as Vice President, Chief Financial Officer and Treasurer since October 1987 and as Executive Vice President since May 1991. She also serves as the Company’s Principal Financial Officer and holds similar positions with the Company’s subsidiaries. Ms. Cummings is a Certified Public Accountant and holds a Bachelor of Science degree from the State University of New York, a Master of Business Administration from Rutgers University, and a Master of Engineering in Cybersecurity Policy and Compliance from George Washington University. Ms. Cummings was selected to serve as a director due to her extensive financial and accounting expertise, her decades of experience in the oil and gas industry, and her deep knowledge of the Company’s operations. Her experience in financial reporting, internal controls over financial reporting, and capital management provides valuable perspective to the Board’s oversight of financial performance and regulatory compliance. In addition, her background in cybersecurity policy and compliance provides valuable perspective on enterprise risk management and information security matters. These qualifications support her continued effective service as a director.

Charles E. Drimal, Jr. - Director since February 1987

Charles E. Drimal, Jr., age 78, has served as President and Chief Executive Officer since October 1987 and as Chairman of the Board. He also holds similar positions with the Company’s subsidiaries. Mr. Drimal is a graduate of the University of Maryland and Samford University Cumberland School of Law and is a retired member of the New York State Bar. Mr. Drimal was selected to serve as a director and Chairman of the Board due to his extensive leadership experience, his long tenure overseeing the Company’s strategic direction, and his deep knowledge of the oil and gas industry and the Company’s operations. He has played a central role in building and expanding the Company’s asset base over several decades. In addition, his significant equity ownership, which provides him with voting control of the Company, aligns his interests with those of stockholders. His decades of experience navigating industry cycles, capital allocation decisions, and operational development provide critical insight to the Board. These qualifications support his continued service as Chairman and Chief Executive Officer.

H. Gifford Fong - Director from May 1994 - June 2019 and since June 2020

H. Gifford Fong, age 81, is President of Gifford Fong Associates, an investment technology consulting firm located in Lafayette, California. He served as a director from May 1994 to June 2019 and has served again as a director since June 2020. Mr. Fong holds a Bachelor of Science, a Master of Business Administration, and a Juris Doctor from the University of California. He is the editor of The Journal of Investment Management and is an author and frequent contributor to industry publications. Mr. Fong was selected to serve as a director due to his extensive experience in transaction valuation, portfolio risk management, and asset management. His background in capital markets and financial analysis provides valuable perspective to the Board’s oversight of capital allocation, financial strategy, and risk management. These qualifications support his continued effective service as a director.

Thomas S. T. Gimbel - Director since March 1989

Thomas S. T. Gimbel, age 71, is Chief Executive Officer of Gimbel Financial Associates, LLC, a private financial and investment consulting firm. Until June 2022, he served as Executive Managing Director at Optima Asset Management LLC, an investment advisory and asset management firm registered with the Securities and Exchange Commission. Mr. Gimbel previously served as Chief Executive Officer of American Farmland Company, a publicly traded real estate investment trust, and has held senior investment roles at Credit Suisse Asset Management and Donaldson, Lufkin & Jenrette. He also serves on the board of Lighthouse Guild, where he is a member of the Investment Committee. Mr. Gimbel was selected to serve as a director due to his extensive experience in investment management, capital markets, and financial strategy. His background in asset allocation, risk assessment, and portfolio management provides valuable perspective to the Board’s oversight of capital allocation, financial performance, and long-term strategy, including executive compensation and performance evaluation. He also brings an independent perspective on financial and strategic matters. These qualifications support his continued effective service as a director.

Clint Hurt – Director since February 1988

Clint Hurt, age 90, is President of Clint Hurt & Associates, Inc., a private oil and gas exploration company located in Midland, Texas. He has served as a director since February 1988. Mr. Hurt previously served as President of the Independent Oil & Gas Association of West Virginia and as an advisory director of United Bank of Texas in Midland, Texas. Mr. Hurt was selected to serve as a director due to his extensive experience in the oil and gas industry and his long-standing leadership in exploration and development activities. His deep understanding of industry trends, operational practices, and commodity cycles provides valuable insight to the Board. His decades of experience contribute to the Board’s oversight of strategy, operations, and capital investment decisions, supporting his continued effective service as a director.

Information about the Executive Officers (for information regarding Ms. Cummings and Mr. Drimal, see the descriptions on page 5).

Mr. Drimal and Ms. Cummings were elected by the Board of Directors to their respective offices in June 2025, at the annual meeting of the Board. Each will hold their respective offices until his or her successor is elected by the Board.

CORPORATE GOVERNANCE

Board Independence and Composition

The core responsibility of the Board of Directors is to provide objective, independent judgment in its management oversight function and the Board’s composition reflects that principle. The Board is composed of a majority of independent directors. A Director’s independence is determined in accordance with the definition set forth in the Nasdaq listing standards and other applicable legal and regulatory standards. The Board of Directors annually reviews the financial and other relationships between non-management Directors and the Company to determine whether those Directors are independent. Applying those standards, the Board has determined that each of the following Directors meet the independence standards: Clint Hurt, Thomas S.T. Gimbel, and H. Gifford Fong.

Board Leadership

The Board of Directors, in its discretion, may elect a Chairman of the Board. The Chairman presides at meetings of the Board and is responsible for facilitating the Board’s oversight of management and strategic direction.

The Board has determined that it is appropriate for the roles of Chairman of the Board and Chief Executive Officer to be combined and held by Mr. Drimal. The Board believes this leadership structure is appropriate given Mr. Drimal’s extensive knowledge of the Company’s operations, his long tenure overseeing the Company’s strategic direction, and his significant equity ownership, which provides him with voting control of the Company and aligns his interests with those of stockholders.

The Board recognizes the importance of independent oversight and believes that its current composition and committee structure provide effective independent leadership. A majority of the Board is comprised of independent directors, and all members of the Audit Committee and Compensation Committee are independent. The independent directors meet in executive session, without management present, as appropriate. In addition, the independent directors, including the chairs of the Audit and Compensation Committees, play a key role in Board oversight, including oversight of financial reporting, executive compensation, and risk management. Committee chairs have the authority to establish meeting agendas and to call meetings of their respective committees.

Based on these factors, the Board has determined that it is not necessary to appoint a lead independent director at this time.

The Board’s Role in Risk Oversight

The Board of Directors is responsible for overseeing the Company’s approach to risk management, while management is responsible for the day-to-day identification, assessment, and management of risks. The Board’s oversight is informed by regular reports from management regarding the Company’s operational, financial, and regulatory risks and the steps taken to monitor and mitigate those risks. The Board reviews risk matters at each regularly scheduled meeting.

The Board’s risk oversight responsibilities include, among other things, risks related to commodity price volatility, operational performance, reserve development, regulatory compliance, financial reporting, and information security, including cybersecurity. The Board receives periodic updates from management, including the Chief Executive Officer and Chief Financial Officer, regarding these risks and the Company’s risk management practices.

The Board also leverages the experience of its members in fulfilling its oversight responsibilities. In particular, Ms. Cummings provides expertise in financial reporting, internal controls over financial reporting, and cybersecurity risk; Mr. Fong and Mr. Gimbel provide experience in capital markets, financial analysis, and risk management; and Mr. Hurt contributes operational and industry expertise, including insight into exploration and development activities and commodity cycles.

In addition, the Board’s committees play an important role in risk oversight. The Audit Committee oversees risks related to financial reporting, internal controls, and the independent audit process, while the Compensation Committee considers risks related to the Company’s compensation policies and practices. The full Board retains oversight of strategic, operational, and industry-related risks.

Through this framework, the Board believes it maintains effective oversight of the Company’s risk management processes.

Board Meetings

The Board of Directors met three (3) times in 2025. All directors attended each of those meetings of the Board of Directors and the committee or committees thereof on which such director served during 2025 in person or by telephone conference.

Board Attendance at Annual Meeting

The Company does not have a policy that requires members of the Board of Directors to attend the Annual Meeting. All members of the Board of Directors are encouraged to attend the Annual Meeting. All of the members of the Board of Directors attended the annual meeting of the Company held in June 2025 in person or by telephone conference.

Committees of the Board

The Board of Directors has an Executive Committee, an Audit Committee and a Compensation Committee.

Executive Committee

The Executive Committee, composed of Messrs. Drimal, Jr. and Hurt, and Ms. Cummings, is empowered to exercise all the authority of the Board between Board meetings, in the business and affairs of the Company, except as limited by applicable law. The Executive Committee met three times during 2025 in person or by telephone conference and informally, by telephone conference, on a nearly monthly basis during the year.

Audit Committee

The Audit Committee, composed of Messrs. Fong, Gimbel and Hurt, met twice in 2025. All members of the Audit Committee are independent under Nasdaq listing standards and other applicable legal and regulatory standards. The Board of Directors has determined that Mr. Fong meets the qualifications of an “audit committee financial expert” within the meaning of the regulations of the Securities and Exchange Commission and Nasdaq listing standards. The Audit Committee selects the independent auditors to audit the financial statements of the Company and approves the scope of the services to be provided by the auditors for the upcoming year. The Audit Committee is also responsible for reviewing reports of the Company’s results, audits, financial policies and internal control procedures. The report of the Audit Committee is included in this Proxy Statement on page 13.

The Board of Directors and the Audit Committee have adopted a written charter for the Audit Committee, a copy of which is available under the “Company Information” tab on our website at www.primeenergy.com.

Compensation Committee

The Compensation Committee, composed of Messrs. Gimbel and Hurt, met one time in 2025. All members of the Compensation Committee were independent under Nasdaq listing standards and other applicable legal and regulatory standards. The charter of the Compensation Committee requires that members of the Compensation Committee also qualify as “non-employee” directors within the meaning of Rule 16b-3 of the Exchange Act. The Compensation Committee annually reviews the Company’s goals, objectives and policies relevant to the compensation of the Company’s executive officers and directors. The Compensation Committee evaluates the performance of the executive officers in light of those goals, objectives and policies and makes its recommendations to the Board of Directors for the salaries, bonuses and other compensation to be paid to the executive officers. The Compensation Committee also recommends to the Board of Directors compensation to be paid to members of the Board of Directors. Mr. Drimal and Ms. Cummings participate in discussions with the Compensation Committee and make recommendations to the Compensation Committee with respect to the compensation of executive officers and directors. Neither Mr. Drimal nor Ms. Cummings participates in the deliberations or approval of the Compensation Committee concerning their respective compensation.

The Compensation Committee has the authority to retain outside compensation consultants to advise the Compensation Committee on market practices and the compensation policies of the Company. The Compensation Committee has not engaged any outside consultants or advisors for such services, nor have such services been engaged by the Company’s Board of Directors.

The Board of Directors and the Compensation Committee have adopted a written charter for the Compensation Committee, a copy of which is available under the “Company Information” tab on our website at www.primeenergy.com.

The Board as Nominating Committee

The Company does not have a standing nominating committee. The Board of Directors acts as the nominating committee, with Mr. Drimal and Ms. Cummings abstaining. The majority of the Directors of the Company, Messrs. Fong, Gimbel and Hurt, who function as a nominating committee, are believed to satisfy applicable regulatory requirements for director independence. Those Directors are responsible for collecting and analyzing information with regard to directors’ “independence” as defined by Nasdaq listing standards and other applicable legal and regulatory standards in effect at the time. They are also responsible for making recommendations concerning committee membership and ensuring that committee members satisfy the criteria for membership on a particular committee and have the skills to effectively participate in a particular committee.

The Directors who function as the nominating committee are also responsible for identifying and evaluating prospective nominees for vacancies on the Board of Directors. The Board of Directors will consider meritorious director candidates submitted to it by members of the Board and by stockholders of the Company, without regard to race, religion, gender, national origin or disability. While the Board does not maintain a formal diversity policy, it considers a broad range of backgrounds, experience, and perspectives in evaluating director candidates. Candidates for election must be willing to devote the time necessary to serve as a director and must possess the level of education, experience, and expertise, both with respect to financial matters and the oil and gas industry in general, necessary to effectively perform the duties of a member of the board of directors of a public company, and in particular of the Company. The Board of Directors strives to recommend candidates that further its objective of having a Board that draws from a broad range of talents and expertise and reflects a diversity of background, experience, and perspectives. The procedure to be followed by a stockholder to submit a nominee to the Board of Directors is set forth in “Stockholder Proposals and Nominations” in this Proxy Statement.

The Board of Directors believes that this procedure is adequate in the process of selecting persons for election as Directors of the Company. All of the Directors of the Company currently serving as Directors, are designated as nominees for re-election at the Annual Meeting.

EXECUTIVE AND DIRECTOR COMPENSATION

Compensation Overview

The Company has been guided by its Chief Executive Officer, Charles E. Drimal, Jr., and Chief Financial Officer, Beverly A. Cummings, since 1987. The Board of Directors attributes much of the success of the Company to Mr. Drimal’s and Ms. Cummings’ leadership, skills and their dedication to the Company and its stockholders. In order to retain such highly skilled and experienced professionals for its senior management team, the Board of Directors must offer highly competitive compensation packages. At the same time, the Board of Directors is mindful that the primary goal of the Company is to build long-term stockholder value. Therefore, the alignment of the executive officers’ compensation with the Company’s performance results is a critical component of the analysis made by the Compensation Committee in recommending, and the Board of Directors in approving the compensation of the executive officers each year. The Compensation Committee believes that the significant existing equity ownership of the executive officers continues to align their interests with those of stockholders.

The Board of Directors believes that the Compensation Committee’s approach in determining the compensation paid to the named executive officers has been endorsed by the stockholders, who in 2025 supported the vote to approve the executive compensation paid in the prior year. In light of those positive endorsements, the Compensation Committee has continued to adhere to the same approach to determine executive compensation, including for this past year.

There are three elements of annual compensation paid or awarded to the executive officers, consisting of: (i) base salary; (ii) bonus (cash incentive) compensation, and (iii) equity awards. The base salaries paid to the executive officers are based upon a number of considerations including each executive officer’s level of responsibility, changes in their responsibilities from year to year, experience, skills and leadership ability. The Compensation Committee reviews the base salary paid in the most recent years and approves any percentage change in salary from year to year. The Compensation Committee uses its judgment and discretion rather than relying on any specific numerical metrics formula for results. The Compensation Committee also assesses the challenges faced and overcome by the executive officers in advancing the Company through the year. In light of these considerations, the Compensation Committee recommended, and the Board of Directors approved, that each of the executive officers receive a 3.0% increase in base salary for 2025 over 2024 levels. The base salary paid to each executive officer in 2025 is set forth in the “Salary” column of the Summary Compensation Table set forth in this Proxy Statement.

Executive officers are also eligible to participate in the Company’s broad-based, defined contribution retirement plan, the PrimeEnergy Corporation Employees 401(k) Savings Plan (the “401(k) Plan”). Participants may defer eligible compensation into the 401(k) Plan up to Internal Revenue Service limits, and the Company provides a safe harbor matching contribution equal to 100% of the first 4% of eligible compensation each participant defers. Matching contributions are fully vested at all times.

The Company awarded options to purchase shares of the Company’s Common Stock to the executive officers in May 1989. The objective of the award was to retain high level officers and to motivate them to continue their relationship with the Company and thereby align their interests with the long-term interests of the Company’s stockholders. The options that were awarded have been fully exercisable by the executive officers since May 1994 and have no expiration date. The Compensation Committee believes the options awarded to the executive officers continue to represent a significant stake in the Company. The Compensation Committee recommended to the Board of Directors that no additional options or other types of equity compensation be awarded to the executive officers in 2025 and no stock options or other equity awards of any type were awarded to any Company service providers in 2025. The Compensation Committee believes this approach remains appropriate given the Company’s existing equity ownership structure.

SUMMARY COMPENSATION TABLE

The following table discloses compensation for the fiscal years ended December 31, 2025 and 2024, received by the Company’s Principal Executive Officer and Principal Financial Officer, who were the only executive officers of the Company during 2025 and thus comprise the Company’s only named executive officers for 2025(1)(2).

Name and Principal Position	Year	Salary($)	Bonus($)	All Other Compensation($)		Total($)
Charles E. Drimal, Jr. Chairman, Chief Executive	2025	867,587	4,000,000	95,203	(3)	4,962,790
Officer and President; Principal Executive Officer	2024	842,317	4,000,000	82,219	(5)	4,924,536

Beverly A. Cummings Executive Vice President,	2025	867,587	1,800,000	89,996	(4)	2,757,553
Chief Financial Officer and Treasurer; Principal Financial Officer	2024	842,317	1,800,000	81,861	(6)	2,724,178

(1)

Columns for “Stock Awards”, “Option Awards”, “Non-Equity Incentive Plan Compensation” and “Nonqualified Deferred Compensation Earnings” are omitted as the Company has no such compensation awards or plans for the covered years.

(2)	Mr. Drimal and Ms. Cummings hold similar positions with the Company’s subsidiaries and also serve as directors of each of the subsidiaries.
(3)	Includes $45,000 Director’s fees; $14,000 as the Company’s contribution to the 401(k) plan; club dues $24,400; long term disability insurance premium $751; and life insurance premiums $11,052.
(4)	Includes $45,000 Director’s fees; $14,000 as the Company’s contribution to the 401(k) plan; club dues, $12,400; long term disability insurance premium $9,914; and life insurance premiums $8,652.
(5)	Includes $30,000 Director’s fees; $13,200 as the Company’s contribution to the 401(k) plan; club dues $24,400; long term disability insurance premium $3,567; and life insurance premiums $11,052.
(6)	Includes $30,000 Director’s fees; $13,200 as the Company’s contribution to the 401(k) plan; club dues, $12,400; long term disability insurance premium $17,609; and life insurance premiums $8,652.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

There were no equity awards granted by the Company to the named executive officers during the fiscal year ended December 31, 2025 and no options were exercised by any such persons during the year. The following table sets forth information with respect to all unexercised options held by the named executive officers at December 31, 2025. All unexercised options are fully exercisable. There are no options which are not fully exercisable, nor are there any unearned options, stock awards or equity incentive plan awards.

	Option Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Option Exercise Price ($)	Option Expiration Date
Name
Charles E. Drimal, Jr.	523,125	$1.00	Non-expiring
	174,375	$1.25	Non-expiring

Beverly A. Cummings	52,500	$1.00	Non-expiring
	17,500	$1.25	Non-expiring

(1)	All options described in this table fully vested in May 1994. No additional options have been awarded since that time.

DIRECTOR COMPENSATION

The Company’s Directors each receive $15,000 for each Board of Directors meeting, but do not receive any fee for attending Committee meetings. The Directors are reimbursed for travel and related expenses in connection with attendance at Board and Committee meetings. All Directors as a group of five (including the named executive officers) received an aggregate of $225,000 including amounts paid to directors who are also executive officers, as Directors’ fees for the fiscal year ended December 31, 2025. The Directors do not receive any equity compensation, nor do they participate in any Non-Equity Incentive Compensation or Non-Qualified Deferred Compensation plans. None of the Directors received compensation or other payment from any person or entity other than the Company for their services as a director of the Company. For information on the Directors fees received by Mr. Drimal and Ms. Cummings, see the Summary Compensation Table above.

Name	Fees earned or paid in cash ($)	All other compensation ($)	Total ($)
H. Gifford Fong	45,000	—	45,000
Thomas S. T. Gimbel	45,000	—	45,000
Clint Hurt	45,000	—	45,000

PAY VERSUS PERFORMANCE

					Value of Initial Fixed $100 Investment based on:
Year	Summary Compensation Table Total for PEO	Compensation Actually Paid to PEO (1)	Average Summary Compensation Table Total for non-PEO Named Executive Officers (2)	Average Compensation Actually Paid to non-PEO Named Executive Officers (1)	Total Shareholder Return (3)	Net Income
2025	$4,962,790	$4,962,790	$2,757,553	$2,757,553	$196.65	$26,312,000
2024	$4,924,536	$4,924,536	$2,724,178	$2,724,178	$252.53	$55,404,000
2023	$4,605,562	$4,605,562	$2,389,752	$2,389,752	$122.30	$28,103,000

(1)

Because our named executive officers have not received any equity awards, or held any unvested equity awards, in each of the years presented in the table, total Compensation is equal to Compensation actually paid, therefore, no reconciliation is presented.

(2)	The Non-PEO Named Executive Officers for each year shown include Ms. Cummings as she was the only executive officer other than our Chief Executive Officer for each year shown.

(3)

Total Shareholder Return represents the cumulative value of a $100 investment in the Company’s common stock, measured from the beginning of the earliest year presented. The calculation assumes reinvestment of dividends, although the Company has not paid any dividends during the periods presented.

AUDIT COMMITTEE REPORT

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality and acceptability of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. These include, but are not limited to, those matters under Auditing Standard No. 1301, as amended and adopted by the Public Company Accounting Oversight Board and requirements of the Securities and Exchange Commission. In addition, the Audit Committee has discussed with the independent auditors the auditors’ independence from management and the Company including the matters in the written disclosures required by the Public Company Accounting Oversight Board. The Company’s auditors do not perform financial information system design and implementation services, internal audit or tax services for the Company.

The Audit Committee discussed with the Company’s independent auditors the overall scope and plans for their audits. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2025, for filing with the Securities and Exchange Commission.

Audit Committee

H. Gifford Fong, Chairman
Thomas S. T. Gimbel
Clint Hurt

This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

CODE OF BUSINESS CONDUCT AND ETHICS

The Company is committed to observing sound, ethical principles in the conduct of its business and operations and by our officers and employees in the course of their duties. The Code of Business Conduct and Ethics (the “Code”) adopted by the Company was last amended in December, 2025. The Code, as amended, is available at the Company’s website at www.primeenergy.com. The Code is applicable to the Company’s operations and to all of its employees, including the Company’s principal executive officer, principal financial officer and Directors. Any amendments to or waivers of the Code, to the extent applicable to the Company’s principal executive officers, will be posted on the Company’s website.

HEDGING OF COMPANY STOCK

Although we do not have a formal policy related to hedging transactions, we discourage our management and directors from engaging in hedging and monetization transactions in connection with our securities. Further, any such transactions would need to comply with our insider trading policy, as applicable.

INSIDER TRADING POLICY

The Company has adopted an Insider Trading Policy governing the purchase, sale, and/or other dispositions of our securities by our directors, officers, employees, and other covered persons, as well as the Company itself, that we believe is reasonably designed to promote compliance with insider trading laws, rules, and regulations and the exchange listing standards applicable to us. A copy of our Insider Trading Policy was filed as Exhibit 19 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our directors, officers, and persons that own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors, and greater than 10% shareholders are required by Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on our review of the copies of such reports and written representations, we believe that all reports required to be filed pursuant to Section 16(a) of the Exchange Act with respect to the year ended December 31, 2025 were filed with the Securities and Exchange Commission on a timely basis, except two Form 4s for Clint Hurt were filed late, in each case, due to an administrative error.

INDEPENDENT PUBLIC ACCOUNTANTS—FEES AND SERVICES

Dismissal of Prior Independent Registered Public Accounting Firm

On June 27, 2025, the Audit Committee approved the dismissal of Grassi & Co., CPAs, P.C. (“Grassi”) as the Company’s independent registered public accounting firm, effective immediately. The Company notified Grassi of its dismissal on that date and filed a Current Report on Form 8-K on July 1, 2025 disclosing the change.

Grassi’s reports on the Company’s consolidated financial statements for the fiscal years ended December 31, 2024 and 2023 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s fiscal years ended December 31, 2024 and 2023, and in the subsequent interim period through June 27, 2025, there were (i) no disagreements between the Company and Grassi on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Grassi’s satisfaction, would have caused Grassi to make reference to the subject matter in its reports, and (ii) no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

Engagement of New Independent Registered Public Accounting Firm

On June 27, 2025, the Audit Committee approved the engagement of Withum Smith+Brown, PC (“Withum”) as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2025, and Withum was formally engaged on that date. The Audit Committee has not yet made a determination regarding the engagement of an independent registered public accounting firm for the fiscal year ending December 31, 2026 and expects to make this determination in the ordinary course.

During the Company’s fiscal years ended December 31, 2024 and 2023, and through the date of Withum’s engagement, neither the Company nor anyone on its behalf consulted with Withum regarding (i) the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered, or (ii) any matter that was the subject of a disagreement or reportable event, as defined in Regulation S-K.

Audit Fees

The aggregate fees billed by Grassi for professional audit services for the audit of the Company’s annual financial statements for the fiscal years ended December 31, 2024 and 2023 were $353,000 and $333,000, respectively. The aggregate fees billed by Withum for professional audit services for the fiscal year ended December 31, 2025 were $312,000.

No fees were billed by either Grassi or Withum for audit-related services, tax services, or other services for the periods presented. All services provided by Grassi and Withum were pre-approved by the Audit Committee.

Pre-Approval Policies and Procedures

The Audit Committee is responsible for the pre-approval of all audit and permissible non-audit services provided by the Company’s independent registered public accounting firm. The Audit Committee has delegated to the Audit Committee Chair the authority, within specified limits, to pre-approve services when it is not practical to wait until the next Audit Committee meeting. Any such approvals are reported to the Audit Committee at its next meeting.

Representatives of Withum are not expected to be present at the Annual Meeting, but will be available by speaker telephone and will have the opportunity to make a statement if they desire and to respond to appropriate questions.

STOCKHOLDERS’ PROPOSALS AND NOMINATIONS

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, stockholders may present proper proposals for inclusion in the Company’s proxy statement and form of proxy and for consideration at its 2026 annual meeting of stockholders by submitting their proposals to the Company in a timely manner. In order to be so included for the 2027 annual meeting, stockholder proposals must be received by the Company at its principal executive offices at 9821 Katy Freeway, Houston, Texas 77024, no later than December 25, 2026, and must otherwise comply with the requirements of Rule 14a-8.

In addition, our Amended and Restated Bylaws contain notice procedures for stockholders to nominate a person as director and to propose business to be considered at an annual meeting when such matter is not submitted for inclusion in our proxy statement. Generally, notice of such a nomination or proposal must be delivered to the Company no later than the 90th day nor earlier than the 120th day, prior to the first anniversary of the preceding year’s annual meeting. Accordingly, Stockholder proposals and nominations of directors to be brought before the 2027 annual meeting, made outside the Rule 14a-8 processes, must be submitted to the Company pursuant to Rule 14a-8, no earlier than February 10, 2027 and no later than March 12, 2027 or will be considered untimely and entitle the Company to refuse to acknowledge or include such matters for consideration, at the 2027 meeting. If a stockholder intends to solicit proxies in support of director nominees submitted under these advance notice provisions, then the Company must receive proper written notice that sets forth all information required by Rule 14a-19 under the Exchange Act at our principal executive offices by April 11, 2027.

If a stockholder desires to recommend an individual as a nominee for director to the Board of Directors, the stockholder shall mail the recommendation to the Secretary of the Board of Directors. The recommendation must include the name, address (business and personal) and the occupation of the nominee. The recommendation must also include such other information regarding the nominee as may reasonably be required by the Company.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Stockholders may communicate with the members of the Board of Directors by mailing their communications to the Company, at PrimeEnergy Resources Corporation, 9821 Katy Freeway, Houston, Texas 77024. All communications addressed to the attention of a particular director shall be forwarded to the director.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more stockholders reside. This process, known as “householding,” reduces the volume of duplicate information received at any one household, helps to reduce our expenses, and benefits the environment. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and, together, both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions: If the shares are registered in the name of the stockholder, the stockholder should notify us in writing at PrimeEnergy Resources Corporation, 9821 Katy Freeway, Houston, Texas 77024 (Attention: Corporate Secretary) or by phone at 713-735-0000 to inform us of his or her request. If a brokerage firm, bank, broker-dealer, or other nominee holds the shares, the stockholder should contact such bank, broker or other nominee directly.

It is important that proxies be returned promptly. Stockholders are requested to date, sign and return the enclosed proxy in the enclosed envelope, to which no postage need be affixed if mailed in the United States. If you attend the Annual Meeting, you may revoke your proxy and vote in person if you so desire, otherwise your proxy will be voted for you.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Virginia M. Forese
VIRGINIA M. FORESE
Corporate Secretary

Houston, Texas

April 24, 2026

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, including the financial statements and the financial statement schedules required to be filed with the SEC for the Company’s most recent fiscal year, is available without charge upon written request to: PrimeEnergy Resources Corporation, 9821 Katy Freeway, Houston, Texas 77024 (Attention: Corporate Secretary).

PrimeEnergy Resources Corporation VOTE

Using a **black ink** pen, mark your votes with an **X** as shown in this example.
Please do not write outside the designated areas.

Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

A Proposals — The Board of Directors recommend a vote FOR all the nominees listed.

1. Election of Directors:
   Nominees:

Nominee	For	Withhold	Nominee	For	Withhold	Nominee	For	Withhold
01 - Beverly A. Cummings	☐	☐	02 - Charles E. Drimal, Jr.	☐	☐	03 - Thomas S. T. Gimbel	☐	☐
04 - Clint Hurt	☐	☐	05 - H. Gifford Fong	☐	☐			

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X

04A4MB

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

Proxy — PrimeEnergy Resources Corporation

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proxy Solicited by Board of Directors for Annual Meeting — June 10, 2026

The undersigned shareholder of PrimeEnergy Resources Corporation (the "Company"), revoking all prior proxies, does by these presents name, constitute and appoint Charles E. Drimal, Jr. and Beverly A. Cummings each of them, the true and lawful proxy and attorney-in-fact of the undersigned, with full power of substitution, to vote all shares of the Common Stock, par value $.10 per share, of the Company standing in the name of the undersigned on the books of the Company at the close of business on April 23, 2026, or in respect of which the undersigned is entitled to vote at the Company's Annual Meeting of Stockholders to be held on Wednesday, June 10, 2026, at 9:00 A.M. Central Time, at the Office of Prime Operating Company, 9821 Katy Freeway, Suite 1050, Houston, Texas 77024, and at any and all adjournments of said meeting, hereby granting to said proxies and attorneys-in-fact, and each of them, full power and authority to vote in the name of the undersigned at said meeting, and at any and all adjournments thereof, on the matters set forth on reverse side.

PLEASE SIGN ON REVERSE SIDE AND RETURN PROMPTLY.

(Continued and to be signed and dated on reverse side.)

PrimeEnergy Resources Corporation VOTE

Using a black ink pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. [X]

Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommend a vote FOR all the nominees listed.

1. Election of Directors:
   Nominees:

Nominee	For	Withhold	Nominee	For	Withhold	Nominee	For	Withhold
01 - Beverly A. Cummings	☐	☐	02 - Charles E. Drimal, Jr.	☐	☐	03 - Thomas S. T. Gimbel	☐	☐
04 - Clint Hurt	☐	☐	05 - H. Gifford Fong	☐	☐			

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X

04A4LB

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

Proxy — PrimeEnergy Resources Corporation

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proxy Solicited by Board of Directors for Annual Meeting — June 10, 2026

The undersigned shareholder of PrimeEnergy Resources Corporation (the "Company"), revoking all prior proxies, does by these presents name, constitute and appoint Charles E. Drimal, Jr. and Beverly A. Cummings each of them, the true and lawful proxy and attorney-in-fact of the undersigned, with full power of substitution, to vote all shares of the Common Stock, par value $.10 per share, of the Company standing in the name of the undersigned on the books of the Company at the close of business on April 23, 2026, or in respect of which the undersigned is entitled to vote at the Company's Annual Meeting of Stockholders to be held on Wednesday, June 10, 2026, at 9:00 A.M. Central Time, at the Office of Prime Operating Company, 9821 Katy Freeway, Suite 1050, Houston, Texas 77024, and at any and all adjournments of said meeting, hereby granting to said proxies and attorneys-in-fact, and each of them, full power and authority to vote in the name of the undersigned at said meeting, and at any and all adjournments thereof, on the matters set forth on reverse side.

PLEASE SIGN ON REVERSE SIDE AND RETURN PROMPTLY.

(Continued and to be signed and dated on reverse side.)

C Non-Voting Items

Change of Address — Please print new address below.

Meeting Attendance
Mark box to the right if you plan to attend the Annual Meeting. ☐